UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 9, 2005


                        Gladstone Investment Corporation
             (Exact name of registrant as specified in its chapter)

           Delaware                  000-51233                   83-0423116
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

          1521 Westbranch Drive, Suite 200
                  McLean, Virginia                                 22102
      (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (703) 287-5800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 9, 2005, Gladstone Investment Corporation issued a press release announcing its financial results for three months ending September 30, 2005. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be filed.

Item 9.01 Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) Exhibits

             Exhibit No.               Description
             -----------               -----------

             99.1                      Press release dated November 9, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Gladstone Capital Corporation
                                                      (Registrant)
November 9, 2005                                    By:/s/ Harry Brill
                                                    ------------------
                                          (Harry Brill, Chief Financial Officer)

                                  EXHIBIT INDEX


Exhibit No.                         Description
-----------                         -----------

99.1                                Press release dated November 9, 2005